Exhibit 99.1

For Immediate Release
Contact:
  Marc Cannon
  (954) 769-3146
  cannonm@autonation.com
Investor Contact:
  Derek Fiebig
  (954) 769-7342
  fiebigd@autonation.com
AutoNation Reports 2009 Second Quarter Results of Operations
-	AutoNation remained solidly profitable despite a distressed industry environment

-	Results driven by cost reductions and disciplined inventory management
FORT LAUDERDALE, Fla. (July 31, 2009) —AutoNation, Inc. (NYSE: AN), America’s largest automotive retailer, today reported 2009 second quarter net income from continuing operations of $55 million or $0.31 per share, compared to year-ago net income from continuing operations of $56 million or $0.31 per share. After adjusting for certain items disclosed in the attached financial tables, net income from continuing operations for the 2009 second quarter was $51 million or $0.29 per share, compared to $59 million or $0.33 per share in the prior year.
Second quarter 2009 revenue totaled $2.6 billion, compared to $3.7 billion in the year-ago period. The decrease was driven primarily by lower new vehicle sales. In the second quarter, total U.S. industry retail new vehicle sales declined 40% compared to last year, based on CNW Research data. In comparison, in the second quarter AutoNation’s new vehicle unit sales declined 38%.
Commenting on the second quarter, Mike Jackson, Chairman and Chief Executive Officer, said, “Despite extraordinarily difficult industry conditions, AutoNation delivered solid profitability, driven by cost reduction, lower interest expense, and our disciplined operating model and inventory management. The second quarter was a pivotal moment for the automotive industry. Long-awaited volume stabilization, the successful government-led restructuring of General Motors and Chrysler, and significant dealer consolidations were accomplished. The industry is now positioned for a healthy rebound when macroeconomic conditions, particularly consumer credit, improve.” Mr. Jackson also noted, “Our continued disciplined inventories led to a year-over-year improvement in gross profit per vehicle retailed and lower floor plan expense.”

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Mike Jackson added, “The stabilization of the SAAR in the second quarter is the first step to a gradual recovery and marks the first time since the end of 2007 that we did not see a significant sequential decline in industry new vehicle sales. We also expect the ‘Cash for Clunkers’ program to stimulate new vehicle sales. Going forward, we expect a gradual improvement of new vehicle sales beginning in the second half of 2009 and intend to increase our inventory of vehicles in a disciplined manner to meet demand. Having weathered the storm, AutoNation remains in an excellent position to capitalize on dealer consolidation and the gradual recovery in industry volumes. We will continue to benefit from our $200 million structural cost reduction program.”
At the end of the second quarter, AutoNation had nearly $450 million in liquidity, including cash of $129 million and remained well within the limits of the financial covenants in our debt agreements.
AutoNation has three operating segments: Domestic, Import, and Premium Luxury. The Domestic segment is comprised of stores that sell vehicles manufactured by General Motors, Ford, and Chrysler; the Import segment is comprised of stores that sell vehicles manufactured primarily by Toyota, Honda, and Nissan; and the Premium Luxury segment is comprised of stores that sell vehicles manufactured primarily by Mercedes, BMW, and Lexus.
•	Domestic —Domestic segment income for the second quarter of 2009 was $26 million compared to year-ago segment income of $33 million. Second quarter Domestic retail new vehicle unit sales declined 34%.

•	Import —Import segment income for the second quarter of 2009 was $42 million compared to year-ago segment income of $57 million. Second quarter Import retail new vehicle unit sales declined 41%.

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•	Premium Luxury —Premium Luxury segment income for the second quarter of 2009 was $43 million compared to year-ago segment income of $52 million. Second quarter Premium Luxury retail new vehicle unit sales declined 34%.
For the six-month period ended June 30, 2009, the Company reported net income from continuing operations of $108 million or $0.61 per share compared to $111 million or $0.62 per share in the prior year. After adjusting for certain items as disclosed in the attached financial tables, net income from continuing operations for the six-month period ended June 30, 2009 was $91 million or $0.51 per share, compared to $114 million or $0.63 per share. The Company’s revenue for the six-month period ended June 30, 2009 totaled $5.0 billion, down 32% compared to $7.4 billion in the prior year.
The second quarter conference call may be accessed at 10:00 a.m. Eastern Time on July 31, 2009 by phone at 888-769-8515 (pass code: AutoNation) or via the Internet (audio webcast) at http://www.AutoNation.com by clicking on the “Investors Relations” link then clicking “Webcasts.” A playback of the conference call will be available after 12:00 (noon) p.m. Eastern Time July 31, 2009 through August 7, 2009 by calling 866-395-4250 (pass code: 75300).
About AutoNation, Inc.
AutoNation, Inc., headquartered in Fort Lauderdale, Fla., is America’s largest automotive retailer and has been named America’s Most Admired Automotive Retailer by FORTUNE Magazine in five of the last seven years. A component of the Standard and Poor’s 500 Index, AutoNation owns and operates 264 new vehicle franchises in 15 states. For additional information, please visit http://corp.AutoNation.com or www.AutoNation.com, where more than 70,000 vehicles are available for sale along with AutoNation’s E-Vehicle program.
FORWARD LOOKING STATEMENTS
Certain statements and information included in this release constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied in such forward-looking statements. Additional discussion of factors that could cause actual results to differ materially from management’s projections, estimates and expectations is contained in the Company’s SEC filings. The Company undertakes no duty to update its forward-looking statements.
NON-GAAP FINANCIAL MEASURES
The attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as net income and diluted earnings per share from continuing operations, adjusted in each case to exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company has provided reconciliations of these measures to the most directly comparable GAAP measures, which are set forth in the attachments to this release. The Company believes that each of the foregoing non-GAAP financial measures improves the transparency of the Company’s disclosure, provides a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improves the period-to-period comparability of the Company’s results from its core business operations.

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AUTONATION, INC.
UNAUDITED CONDENSED CONSOLIDATED INCOME STATEMENTS
($ in millions, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008

Revenue:
New vehicle	$1,339.1	$2,062.0	$2,524.5	$4,133.7
Used vehicle	632.6	868.6	1,224.8	1,771.6
Parts and service	537.4	588.2	1,075.3	1,191.9
Finance and insurance, net	89.0	128.4	166.0	265.0
Other	11.5	16.4	24.9	32.9

Total revenue	2,609.6	3,663.6	5,015.5	7,395.1

Cost of sales:
New vehicle	1,252.8	1,925.6	2,364.3	3,858.9
Used vehicle	574.3	793.3	1,102.8	1,618.2
Parts and service	301.5	330.9	603.0	671.9
Other	4.5	7.4	10.6	14.6

Total cost of sales	2,133.1	3,057.2	4,080.7	6,163.6

Gross profit	476.5	606.4	934.8	1,231.5

Selling, general and administrative expenses	364.1	451.4	717.6	910.8
Depreciation and amortization	19.1	20.8	39.0	42.7
Franchise rights impairment	1.5	—	1.5	—
Other expenses (income), net	(10.5)	0.1	(21.3)	0.4

Operating income	102.3	134.1	198.0	277.6

Floorplan interest expense	(9.3)	(19.7)	(19.1)	(42.5)
Other interest expense	(10.5)	(21.6)	(22.3)	(48.4)
Gain on senior note repurchases	0.6	—	12.5	—
Interest income	0.3	0.3	0.6	0.8
Other losses, net	3.5	1.0	1.8	(0.7)

Income from continuing operations before income taxes	86.9	94.1	171.5	186.8

Income tax provision	32.1	38.6	63.7	76.2

Net income from continuing operations	54.8	55.5	107.8	110.6

Loss from discontinued operations, net of income taxes	(18.1)	(3.7)	(36.5)	(8.1)

Net income	$36.7	$51.8	$71.3	$102.5

Diluted earnings (loss) per share:
Continuing operations	$0.31	$0.31	$0.61	$0.62
Discontinued operations	$(0.10)	$(0.02)	$(0.21)	$(0.05)

Net income	$0.21	$0.29	$0.40	$0.57

Weighted average common shares outstanding	178.8	178.7	178.0	179.6

Common shares outstanding, net of treasury stock, at June 30	178.0	176.7	178.0	176.7

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions, except per vehicle data)
Operating Highlights

	Three Months Ended June 30,				Six Months Ended June 30,
	2009	2008	$ Variance	% Variance	2009	2008	$ Variance	% Variance

Revenue:
New vehicle	$1,339.1	$2,062.0	$(722.9)	(35.1)	$2,524.5	$4,133.7	$(1,609.2)	(38.9)
Retail used vehicle	554.4	727.9	(173.5)	(23.8)	1,080.3	1,476.3	(396.0)	(26.8)
Wholesale	78.2	140.7	(62.5)	(44.4)	144.5	295.3	(150.8)	(51.1)

Used vehicle	632.6	868.6	(236.0)	(27.2)	1,224.8	1,771.6	(546.8)	(30.9)

Parts and service	537.4	588.2	(50.8)	(8.6)	1,075.3	1,191.9	(116.6)	(9.8)
Finance and insurance, net	89.0	128.4	(39.4)	(30.7)	166.0	265.0	(99.0)	(37.4)
Other	11.5	16.4	(4.9)		24.9	32.9	(8.0)

Total revenue	$2,609.6	$3,663.6	$(1,054.0)	(28.8)	$5,015.5	$7,395.1	$(2,379.6)	(32.2)

Gross profit:
New vehicle	$86.3	$136.4	$(50.1)	(36.7)	$160.2	$274.8	$(114.6)	(41.7)
Retail used vehicle	56.9	75.9	(19.0)	(25.0)	118.7	154.2	(35.5)	(23.0)
Wholesale	1.4	(0.6)	2.0		3.3	(0.8)	4.1

Used vehicle	58.3	75.3	(17.0)	(22.6)	122.0	153.4	(31.4)	(20.5)

Parts and service	235.9	257.3	(21.4)	(8.3)	472.3	520.0	(47.7)	(9.2)
Finance and insurance	89.0	128.4	(39.4)	(30.7)	166.0	265.0	(99.0)	(37.4)
Other	7.0	9.0	(2.0)		14.3	18.3	(4.0)

Total gross profit	476.5	606.4	(129.9)	(21.4)	934.8	1,231.5	(296.7)	(24.1)

Selling, general and administrative expenses	364.1	451.4	87.3	19.3	717.6	910.8	193.2	21.2

Depreciation and amortization	19.1	20.8	1.7		39.0	42.7	3.7
Franchise rights impairment	1.5	—	(1.5)		1.5	—	(1.5)
Other expenses, net	(10.5)	0.1	10.6		(21.3)	0.4	21.7

Operating income (loss)	102.3	134.1	(31.8)	(23.7)	198.0	277.6	(79.6)	(28.7)

Floorplan interest expense	(9.3)	(19.7)	10.4		(19.1)	(42.5)	23.4
Other interest expense	(10.5)	(21.6)	11.1		(22.3)	(48.4)	26.1
Gain on senior note repurchases	0.6	—	0.6		12.5	—	12.5
Interest income	0.3	0.3	—		0.6	0.8	(0.2)
Other losses, net	3.5	1.0	2.5		1.8	(0.7)	2.5

Income from continuing operations before income taxes	$86.9	$94.1	$(7.2)	(7.7)	$171.5	$186.8	$(15.3)	(8.2)

Retail vehicle unit sales:
New	43,512	69,805	(26,293)	(37.7)	81,776	137,234	(55,458)	(40.4)
Used	34,141	45,961	(11,820)	(25.7)	68,139	92,514	(24,375)	(26.3)

	77,653	115,766	(38,113)	(32.9)	149,915	229,748	(79,833)	(34.7)

Revenue per vehicle retailed:
New	$30,775	$29,539	$1,236	4.2	$30,871	$30,122	$749	2.5
Used	$16,239	$15,837	$402	2.5	$15,854	$15,958	$(104)	(0.7)

Gross profit per vehicle retailed:
New	$1,983	$1,954	$29	1.5	$1,959	$2,002	$(43)	(2.1)
Used	$1,667	$1,651	$16	1.0	$1,742	$1,667	$75	4.5
Finance and insurance	$1,146	$1,109	$37	3.3	$1,107	$1,153	$(46)	(4.0)
Operating Percentages

	Three Months Ended June 30,		Six Months Ended June 30,
	2009 (%)	2008 (%)	2009 (%)	2008 (%)

Revenue mix percentages:
New vehicle	51.3	56.3	50.3	55.9
Used vehicle	24.2	23.7	24.4	24.0
Parts and service	20.6	16.1	21.4	16.1
Finance and insurance, net	3.4	3.5	3.3	3.6
Other	0.5	0.4	0.6	0.4

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	18.1	22.5	17.1	22.3
Used vehicle	12.2	12.4	13.1	12.5
Parts and service	49.5	42.4	50.5	42.2
Finance and insurance	18.7	21.2	17.8	21.5
Other	1.5	1.5	1.5	1.5

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross profit:
New vehicle	6.4	6.6	6.3	6.6
Used vehicle — retail	10.3	10.4	11.0	10.4
Parts and service	43.9	43.7	43.9	43.6
Total	18.3	16.6	18.6	16.7
Selling, general and administrative expenses	14.0	12.3	14.3	12.3
Operating income	3.9	3.7	3.9	3.8

Operating items as a percentage of total gross profit:
Selling, general and administrative expenses	76.4	74.4	76.8	74.0
Operating income	21.5	22.1	21.2	22.5

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions, except per vehicle data)
Segment Operating Highlights

	Three Months Ended June 30,				Six Months Ended June 30,
	2009	2008	$ Variance	% Variance	2009	2008	$ Variance	% Variance

Revenue:
Domestic	$842.4	$1,147.9	$(305.5)	(26.6)	$1,622.5	$2,422.2	$(799.7)	(33.0)
Import	1,004.4	1,500.1	(495.7)	(33.0)	1,897.0	2,961.8	(1,064.8)	(36.0)
Premium luxury	733.9	988.3	(254.4)	(25.7)	1,437.8	1,950.7	(512.9)	(26.3)
Corporate and other	28.9	27.3	1.6	5.9	58.2	60.4	(2.2)	(3.6)

Total revenue	$2,609.6	$3,663.6	$(1,054.0)	(28.8)	$5,015.5	$7,395.1	$(2,379.6)	(32.2)

*Segment income (loss)
Domestic	$25.8	$32.9	$(7.1)	(21.6)	$48.0	$70.1	$(22.1)	(31.5)
Import	41.6	57.1	(15.5)	(27.1)	70.9	112.3	(41.4)	(36.9)
Premium luxury	42.8	51.5	(8.7)	(16.9)	83.8	102.2	(18.4)	(18.0)
Corporate and other	(17.2)	(27.1)	9.9		(23.8)	(49.5)	25.7

Total segment income	93.0	114.4	(21.4)	(18.7)	178.9	235.1	(56.2)	(23.9)

Add: Floorplan interest expense	9.3	19.7	(10.4)		19.1	42.5	(23.4)

Operating income	$102.3	$134.1	$(31.8)	(23.7)	$198.0	$277.6	$(79.6)	(28.7)

*	Segment income (loss) is defined as operating income net of floorplan interest expense

Retail new vehicle unit sales:
Domestic	12,797	19,447	(6,650)	(34.2)	23,922	40,288	(16,366)	(40.6)
Import	23,436	39,414	(15,978)	(40.5)	43,455	75,636	(32,181)	(42.5)
Premium luxury	7,279	10,944	(3,665)	(33.5)	14,399	21,310	(6,911)	(32.4)

	43,512	69,805	(26,293)	(37.7)	81,776	137,234	(55,458)	(40.4)

Brand Mix — New Vehicle Retail Units Sold

	Three Months Ended June 30,		Six Months Ended June 30,
	2009 (%)	2008 (%)	2009 (%)	2008 (%)

Domestic:
Ford, Lincoln-Mercury	14.8	12.8	14.6	13.7
Chevrolet, Pontiac, Buick, Cadillac, GMC	10.8	11.9	11.1	12.3
Chrysler, Jeep, Dodge	3.8	3.1	3.6	3.4

Domestic total	29.4	27.8	29.3	29.4

Import:
Honda	15.5	15.6	14.8	14.5
Toyota	19.3	23.0	19.9	22.4
Nissan	12.4	12.2	11.7	12.5
Other imports	6.7	5.7	6.8	5.7

Import total	53.9	56.5	53.2	55.1

Premium Luxury:
Mercedes	8.1	7.0	8.4	6.9
BMW	4.4	4.5	4.7	4.4
Lexus	2.4	2.8	2.7	2.9
Other premium luxury (Land Rover, Porsche)	1.8	1.4	1.7	1.3

Premium Luxury total	16.7	15.7	17.5	15.5

	100.0	100.0	100.0	100.0

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)
Capital Expenditures / Stock and Debt Repurchases

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Capital expenditures	$13.8	$17.7	$34.2	$41.1
Acquisitions	$—	$—	$0.2	$29.4
Proceeds from exercises of stock options	$9.6	$—	$9.8	$1.0
Senior note repurchases (aggregate principal)	$6.0	$—	$78.0	$—
Stock repurchases:
Aggregate purchase price	$—	$26.3	$—	$54.1
Shares repurchased (in millions)	—	1.9	—	3.8
Floorplan Assistance and Expense

	Three Months Ended June 30,			Six Months Ended June 30,
	2009	2008	Variance	2009	2008	Variance

Floorplan assistance earned (included in cost of sales)	$11.0	$18.1	$(7.1)	$21.0	$37.4	$(16.4)
Floorplan interest expense (new vehicles)	(8.1)	(18.9)	10.8	(17.3)	(41.7)	24.4

Net inventory carrying benefit (cost)	$2.9	$(0.8)	$3.7	$3.7	$(4.3)	$8.0

Balance Sheet and Other Highlights

	June 30, 2009	December 31, 2008	June 30, 2008

Cash and cash equivalents	$128.9	$110.1	$42.8
Inventory	$1,257.9	$1,749.9	$2,108.3
Total floorplan notes payable	$1,200.7	$1,805.8	$2,078.4
Non-vehicle debt	$1,133.0	$1,258.9	$1,518.1
Equity	$2,290.4	$2,198.1	$3,535.1
New days supply (industry standard of selling days, including fleet)	53 days	82 days	60 days
Used days supply (trailing 30 days)	35 days	30 days	41 days

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)
Comparable Basis Reconciliations*

	Three Months Ended June 30,
	Net Income		Diluted Earnings Per Share
	2009	2008	2009	2008
As reported	$36.7	$51.8	$0.21	$0.29
Discontinued operations, net of income taxes	18.1	3.7	$0.10	$0.02

From continuing operations, as reported	54.8	55.5	$0.31	$0.31

Net gain on asset sales and dispositions	(3.7)	—	$(0.02)	$—
Stock compensation expense adjustment	—	3.1	$—	$0.02
Franchise impairments**	—	—	$—	$—

Adjusted	$51.1	$58.6	$0.29	$0.33

	Six Months Ended June 30,
	Net Income (Loss)		Diluted Earnings Per Share
	2009	2008	2009	2008
As reported	$71.3	$102.5	$0.40	$0.57
Discontinued operations, net of income taxes	36.5	8.1	$0.21	$0.05

From continuing operations, as reported	107.8	110.6	$0.61	$0.62

Net gain on asset sales and dispositions	(9.6)	—	$(0.05)	$—
Gain on senior note repurchases	(7.7)	—	$(0.04)	$—
Property and other impairments***	0.7	—	$0.00	$—
Stock compensation expense adjustment	—	3.1	$—	$0.02
Franchise impairments***	—	—	$—	$—

Adjusted	$91.2	$113.7	$0.51	$0.63

*	Please refer to the “Non-GAAP Financial Measures” section of the Press Release.

**	Franchise impairments for the three and six months ended June 30, 2008, totaled $3.0 million after-tax, which has been reclassified to loss from discontinued operations since they related to dealerships classified as discontinued operations during the three months ended June 30, 2009.

***	Property and other impairments for the three months ended March 31, 2009 totaled $4.8 million after-tax, of which $4.5 million has been reclassified to loss from discontinued operations since they related to dealerships classified as discontinued operations during the three months ended June 30, 2009.

AUTONATION, INC.
UNAUDITED SAME STORE DATA
($ in millions, except per vehicle data)
Operating Highlights

	Three Months Ended June 30,				Six Months Ended June 30,
	2009	2008	$ Variance	% Variance	2009	2008	$ Variance	% Variance

Revenue:
New vehicle	$1,324.5	$2,048.4	$(723.9)	(35.3)	$2,496.4	$4,103.6	$(1,607.2)	(39.2)
Retail used vehicle	547.9	717.9	(170.0)	(23.7)	1,066.6	1,455.4	(388.8)	(26.7)
Wholesale	76.5	138.5	(62.0)	(44.8)	141.2	290.5	(149.3)	(51.4)

Used vehicle	624.4	856.4	(232.0)	(27.1)	1,207.8	1,745.9	(538.1)	(30.8)
Parts and service	533.4	578.7	(45.3)	(7.8)	1,066.0	1,172.3	(106.3)	(9.1)
Finance and insurance, net	88.4	127.4	(39.0)	(30.6)	164.6	262.7	(98.1)	(37.3)
Other	10.6	15.8	(5.2)	(32.9)	23.3	31.9	(8.6)	(27.0)

Total revenue	$2,581.3	$3,626.7	$(1,045.4)	(28.8)	$4,958.1	$7,316.4	$(2,358.3)	(32.2)

Gross profit:
New vehicle	$85.8	$135.6	$(49.8)	(36.7)	$158.7	$273.1	$(114.4)	(41.9)
Retail used vehicle	56.0	74.7	(18.7)	(25.0)	116.6	151.5	(34.9)	(23.0)
Wholesale	1.5	(0.5)	2.0		3.5	(0.7)	4.2

Used vehicle	57.5	74.2	(16.7)	(22.5)	120.1	150.8	(30.7)	(20.4)
Parts and service	234.1	254.0	(19.9)	(7.8)	468.2	513.4	(45.2)	(8.8)
Finance and insurance	88.4	127.4	(39.0)	(30.6)	164.6	262.7	(98.1)	(37.3)
Other	6.8	8.8	(2.0)		13.8	18.2	(4.4)

Total gross profit	$472.6	$600.0	$(127.4)	(21.2)	$925.4	$1,218.2	$(292.8)	(24.0)

Retail vehicle unit sales:
New	43,171	69,385	(26,214)	(37.8)	81,146	136,319	(55,173)	(40.5)
Used	33,808	45,249	(11,441)	(25.3)	67,346	91,050	(23,704)	(26.0)

	76,979	114,634	(37,655)	(32.8)	148,492	227,369	(78,877)	(34.7)

Revenue per vehicle retailed:
New	$30,680	$29,522	$1,158	3.9	$30,764	$30,103	$661	2.2
Used	$16,206	$15,866	$340	2.1	$15,838	$15,985	$(147)	(0.9)

Gross profit per vehicle retailed:
New	$1,987	$1,954	$33	1.7	$1,956	$2,003	$(47)	(2.3)
Used	$1,656	$1,651	$5	0.3	$1,731	$1,664	$67	4.0
Finance and insurance	$1,148	$1,111	$37	3.3	$1,108	$1,155	$(47)	(4.1)
Operating Percentages

	Three Months Ended June 30,		Six Months Ended June 30,
	2009 (%)	2008 (%)	2009 (%)	2008 (%)
Revenue mix percentages:
New vehicle	51.3	56.5	50.3	56.1
Used vehicle	24.2	23.6	24.4	23.9
Parts and service	20.7	16.0	21.5	16.0
Finance and insurance, net	3.4	3.5	3.3	3.6
Other	0.4	0.4	0.5	0.4

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	18.2	22.6	17.1	22.4
Used vehicle	12.2	12.4	13.0	12.4
Parts and service	49.5	42.3	50.6	42.1
Finance and insurance	18.7	21.2	17.8	21.6
Other	1.4	1.5	1.5	1.5

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross Profit:
New vehicle	6.5	6.6	6.4	6.7
Used vehicle — retail	10.2	10.4	10.9	10.4
Parts and service	43.9	43.9	43.9	43.8
Total	18.3	16.5	18.7	16.7

AUTONATION, INC.
KEY CREDIT AGREEMENT COVENANT COMPLIANCE CALCULATIONS
June 30, 2009
($ millions)

Income Statement information for the last twelve months (July 1, 2008 - June 30, 2009):
Net income (loss) from continuing operations		$(1,205.6)
Floorplan and other interest expense		120.4
Income tax provision (benefit)		(209.8)
Depreciation and amortization		81.1
Stock-based compensation expense (SFAS No. 123R)		17.2
Impairment charges (including goodwill, franchise rights, and long-lived assets)		1,745.9

EBITDA		549.2
Floorplan interest expense		(57.1)

Adjusted EBITDA		$492.1

As of June 30, 2009:
Funded indebtedness (primarily comprised of current and long-term debt and letters of credit)		$1,205.0
Vehicle secured indebtedness (floorplan payables)		1,200.7

Funded indebtedness including floorplan		2,405.7
Shareholders’ equity		2,290.8

Total capitalization including floorplan		$4,696.5

Ratio of funded indebtedness/
Adjusted EBITDA		2.45
Covenant	less than	3.00

Ratio of funded indebtedness including floorplan/
Total capitalization including floorplan		51.2%
Covenant	less than	65.0%